[WARBURG PINCUS LOGO]                           [CREDIT SUISSE LOGO]


                                     ANNUAL
                                     REPORT
                                October 31, 1999

                     WARBURG PINCUS INSTITUTIONAL FUND, INC.
                          o INTERNATIONAL EQUITY PORTFOLIO
                          o EMERGING MARKETS PORTFOLIO
                          o JAPAN GROWTH PORTFOLIO


More complete information about the Fund and the Portfolios, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue, New York, NY 10017. Telephone: 800-927-2874. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

From time to time, the Portfolios' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the Portfolios' management are as of the date of the letters and holdings described in this document are as of October 31, 1999; these views and holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("CSAM LLC") or any affiliate, are not FDIC insured and are not guaranteed by CSAM LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Warburg Pincus Institutional Fund -- International Equity Portfolio
Annual Investment Adviser's Report -- October 31, 1999
-------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

For the 12 months ended October 31, 1999, Warburg Pincus Institutional Fund -- International Equity Portfolio had a return of 32.02%, vs. a return of 25.98% for the MSCI All Country World Excluding the U.S. Index.

Manager Commentary

   The period was a positive one for almost all foreign stock markets, though results varied by region. Asian/Pacific markets were the clear standouts, fueled by growing confidence that the worst of the region's economic difficulties were finally behind it. European markets had generally solid returns in local-currency terms, though for dollar-based, or unhedged, investors, these gains were pared by weakness in European currencies vs. the dollar during the period. Latin American markets, shaking off a mid-period financial crisis in Brazil, the region's economic powerhouse, ultimately saw healthy gains, as did most of the rest of the emerging-market universe.

   Against this backdrop, the Portfolio registered a healthy gain for the 12 months, and outperformed its benchmark. Supporting the Portfolio's performance was our decision to increase its exposure to Asia, given the impressive rebound in these markets through the period (our concentration on Japanese technology and financial stocks proved particularly beneficial). One factor that hampered the Portfolio somewhat was its exposure to European currencies, which were hindered by the surprisingly weak debut of the euro vs. the dollar. This reduced the local-currency share-price returns (which, overall, were solid) generated by the Portfolio's European holdings.

   With respect to regional strategies, we increased, as noted, our weighting in Asia during the period (Asian/Pacific markets accounted for roughly 44% of the Portfolio on October 31, up from about a 15% weighting at the start of the period.) This reflected our view that a large number of long-struggling stocks here were attractively priced, given improving financial and economic conditions across the region. Our increased presence here was also based on the fair amount of genuine restructuring taking place within Asia on both industry and company levels. By country, our particular focus was on Japan, where we were modestly overweighted at the end of the period. We also held small but still-meaningful weightings in Singapore (where we favored banking stocks) and South Korea (where our bias was toward electronics companies).

Warburg Pincus Institutional Fund -- International Equity Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
-------------------------------------------------------------------------------

   We decreased our emphasis on Europe during the period, in general because we saw more compelling stocks in Asia. That notwithstanding, we believe the backdrop for European equities will remain supportive (and we may well raise our weighting here over the near-to-intermediate term). One obvious reason for optimism concerning Europe is the general improvement in the region's economic health. While forecasts vary widely by country, aggregate output is projected to continue to rise, with positive implications for corporate earnings, particularly within certain sectors. Also favorable for equity markets is the ongoing crush of merger and acquisition activity, which for 1999 is projected to reach record levels, perhaps exceeding the level of M and A activity within the U.S. for the first time. Expectations of continued, if not accelerated, activity should maintain broad upward pressure on share prices, especially in those industries in which such activity is heaviest, particularly banking, energy and telecommunications.

   Elsewhere of note, we raised our weighting in Canada during the period, adding several energy-services and technology-related issues that we judged to represent good value. We largely avoided Latin American markets through the period, deeming most stocks here to be expensive from a risk-reward perspective, though we will continue to closely monitor the region for buying opportunities.

   Looking out over the next 12 months, we believe that foreign stock markets generally stand to continue to benefit from an improving global economy, particularly if Japan and/or Europe surprise on the up side (we believe that each has the potential to show better-than-expected growth). That said, these markets are likely to remain volatile, necessitating in our view continued careful stock selection. Set within this environment, we will continue to strive to identify markets and companies we deem to have the brightest long-term prospects.


Harold W. Ehrlich                          P. Nicholas Edwards
Co-Portfolio Manager                       Co-Portfolio Manager

Vincent J. McBride                         Harold E. Sharon
Co-Portfolio Manager                       Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. These are detailed in the Portfolio's Prospectus, which should be read carefully before investing.

Warburg Pincus Institutional Fund -- International Equity Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
-------------------------------------------------------------------------------

    Growth of $10,000 Invested in Warburg Pincus Institutional Fund, Inc. --
     International Equity Portfolio since Inception as of October 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio (the "Portfolio") from September 1, 1992 (inception) to October 31, 1999, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period. Past performance does not predict future results.

                               [GRAPHIC OMITTED]

In the printed version there appears a line graph with the following plot points depicted:


              Portfolio        MSCI
              ---------       -------
9/1/92         10000          10000
9/30/92         9860           9802.6
Oct-92          9620           9288.26
Nov-92          9840           9375.94
Dec-92         10038.2         9424.6
Jan-93         10240.2         9423.19
Feb-93         10432           9707.67
Mar-93         11149.1        10554.5
Apr-93         11815.6        11556.1
May-93         12027.7        11800
Jun-93         11765.1        11616
Jul-93         12189.2        12022.8
Aug-93         13007.2        12671.3
Sep-93         12956.8        12386.2
Oct-93         13623.3        12767.9
Nov-93         13401.1        11652.2
Dec-93         15294.4        12493.9
Jan-94         16776.8        13550
Feb-94         16419          13512.6
Mar-94         15069.5        12930.7
Apr-94         15417.1        13479
May-94         15938.5        13402.3
Jun-94         15744.2        13591
Jul-94         16296.3        13722.2
Aug-94         17022.2        14047.2
Sep-94         16623.5        13604.5
Oct-94         16705.2        14057.8
Nov-94         15999.8        13382
Dec-94         15425.9        13466
Jan-95         14114.4        12948.8
Feb-95         13867.2        12912
Mar-95         14748.6        13717
Apr-95         15221.6        14233
May-95         15221.6        14063.5
Jun-95         15081.9        13816.7
Jul-95         16017.1        14676.9
Aug-95         16232.1        14117.6
Sep-95         16597.6        14393.3
Oct-95         16232.1        14006.4
Nov-95         16457.8        14396.3
Dec-95         16954.7        14976.4
Jan-96         17465.8        15037.6
Feb-96         17488          15088.4
Mar-96         17632.4        15409.1
Apr-96         18699          15856.9
May-96         18321.3        15565.3
Jun-96         18576.8        15652.9
Jul-96         17676.9        15195.5
Aug-96         17810.2        15228.8
Sep-96         18110.2        15633.4
Oct-96         17932.4        15473.5
Nov-96         18721.3        16089.3
Dec-96         18859.8        15881.8
Jan-97         18802.1        15326.1
Feb-97         19044.4        15576.8
Mar-97         18929          15633.2
Apr-97         19298.1        15716.1
May-97         20636.2        16738.9
Jun-97         21535.9        17662
Jul-97         22228          17947.8
Aug-97         20440.9        16607.4
Sep-97         21397.5        17537.8
Oct-97         19043.8        16190
Nov-97         18548.7        16024.9
Dec-97         18374.3        16164.3
Jan-98         18563.6        16903.6
Feb-98         19868.6        17988.2
Mar-98         20997.1        18542
Apr-98         21490.6        18688.9
May-98         21477.7        18598.2
Jun-98         20831.2        18739
Jul-98         21210.3        18929.1
Aug-98         18156          16583.9
Sep-98         17319          16075.5
Oct-98         18256          17751.2
Nov-98         19218.1        18660.6
Dec-98         19498.7        19396.7
Jan-99         19588.4        19339.5
Feb-99         18910.6        18878.6
Mar-99         19678.4        19666.6
Apr-99         19971.6        20463.1
May-99         19294.6        19409.7
Jun-99         20855.5        20166.5
Jul-99         22071.3        20765.4
Aug-99         22570.2        20841.2
Sep-99         23017.1        21051.1
Oct-99         24103.4        21839.7

                                                                     Fund
                                                                    ------
1 Year Total Return (9/30/98 to 9/30/99)                             32.90%
3 Year Average Annual Total Return (9/30/96 to 9/30/99                8.33%
5 Year Average Annual Total Return (9/30/94 to 9/30/99)               6.73%
Average Annual Total Return Since Inception
   (9/01/92 to 9/30/99)                                              12.49%



--------------------------------------------------------------------------------
* The Morgan Stanley All Country World Excluding the U.S. Index is a market capitalization weighted index of companies listed on stock exchanges outside of the United States.

Warburg Pincus Institutional Fund -- Emerging Markets Portfolio
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------


                                                                December 9, 1999
Dear Shareholder:

   For the 12 months ended October 31, 1999, Warburg Pincus Institutional Fund -- Emerging Markets Portfolio had a return of 41.90%, vs. a return of 44.62% for the MSCI Emerging Markets Free Index.


Manager Commentary

   Most emerging markets had impressive gains for the 12 months, buoyed by a vast improvement in investor sentiment toward the group. This reflected a global easing of monetary policy early in the period, an apparent rebound in Japan's long-dormant economy and a flow of encouraging news regarding emerging-market economies. Combined, these developments helped reverse the risk-avoidance mindset that had plagued the group since the Asia crisis erupted in late 1997.

   Against this backdrop, the Portfolio had a substantial gain in absolute terms, performing roughly in line with its benchmark. The Portfolio benefited from the generally healthy environment for emerging markets, and from good showings from a number of its holdings, in particular its technology stocks. One factor that hampered the Portfolio, in relative terms at least, was its underweighting in Latin America early in 1999, when these markets rose strongly.

   We remained, through the period, fairly broadly diversified in terms of sector exposure, with a bias in favor of the technology and financial areas. With regard to the former, roughly 20% of the Portfolio was invested in semiconductor, software and other technology stocks at the end of the period. In general, we believe that emerging-market technology companies have good longer-term prospects, given an improving global economy and the increasing demand for outsourcing services from developed-world companies. We also had an approximately 20% weighting in the financial segment at the end of the period. Many emerging-market financial companies are in the midst of aggressive restructuring programs, lowering costs and improving their capital management and returns. These companies also stand to benefit from a more-supportive interest-rate backdrop (while absolute interest rates within emerging markets remain generally high, most are considerably below levels seen a year ago).

   With respect to the Portfolio's regional allocation, we raised our exposure to Asia during the period, ending the 12 months with a modest overweighting. This reflected our view that a large number of Asian stocks were attractively priced, given the region's improving macroeconomic prospects and ongoing restructuring activity here. By country, we significantly increased our weighting in South Korea, where the economy is growing at a healthy clip, boosted by rising exports. We also raised our position in India over the course of the period, a move based on company-specific considerations as well as top-down ones (e.g., we believe that India's macroeconomic backdrop could improve as a result of political trends, given the increasing popularity of India's reform-minded Bharatiya Janata Party, or BJP). Asian countries in which we had smaller, though still-meaningful weightings included Singapore and Malaysia.

   We lowered our exposure to Latin America, in general because we saw more compelling stocks in Asia. That said, we believe our holdings here represent good value, and we continued to find buying opportunities within the region. Most specifically, we added a few economically-sensitive stocks from Brazil and Mexico during the latter part of the period, deeming their valuations to be attractive on both an absolute and relative (i.e., compared to valuations on stocks of similar global companies) basis.

   Elsewhere, noteworthy country allocations for the Portfolio continued to include South Africa, where our focus remained on financial-services and resources companies that we believe will benefit from a recovery in certain commodity prices. One area in which we were underweighted at the end of the period was Eastern Europe, reflecting our near-term concerns regarding current-account deficits, inflation and interest rates here.

   Looking ahead, our outlook on the longer-term prospects for emerging markets remains positive. This largely reflects optimism over the global economy. Notably, the world's economic powerhouses -- Japan, Europe and the U.S., regions that account for the bulk of emerging markets' customers -- are all projected to grow over the next year and beyond, in welcome contrast to recent years. Assuming those projections are accurate, numerous emerging-market companies across a range of industries stand to continue to see significant revenue and earnings improvements. Our optimism is also based on the group's valuations, which, despite these markets' recent rally, range from reasonable to very compelling. We would caution investors, however, that emerging markets can be extremely volatile over the short term, and therefore individuals with relatively low tolerance for risk would probably be best served by a more conservative investment. But for those with a longer-term investment horizon, and a sufficiently high threshold for risk, we believe emerging markets remain attractive for their significant long-term-return potential, and we will continue to strive to identify companies with the best long-term prospects.

Harold E. Sharon                           Vincent J. McBride
Co-Portfolio Manager                       Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments. These are detailed in the Portfolio's Prospectus, which should be read carefully before investing.

Warburg Pincus Institutional Fund -- Emerging Markets Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Warburg Pincus
             Institutional Fund, Inc. -- Emerging Markets Portfolio
                     since Inception as of October 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio (the "Portfolio") from September 30, 1996 (inception) to October 31, 1999, compared to the Morgan Stanley Emerging Markets Free Index ("MSCI")* for the same time period. Past performance does not predict future results.

                               [GRAPHIC OMITTED]

In the printed version there appears a line graph with the following plot points depicted:

              Portfolio        MSCI
              ---------       -------
Sep-96         10000          10000
Oct-96          9860           9733.5
Nov-96         10320           9897.02
Dec-96         10380           9941.56
Jan-97         10984.1        10619.6
Feb-97         11215.6        11074.5
Mar-97         10913.6        10783.6
Apr-97         11125          10802.8
May-97         11960.7        11111.9
Jun-97         12484.2        11706.7
Jul-97         12595          11881.3
Aug-97         11125          10369.5
Sep-97         11376.7        10657
Oct-97          9423.56        8908.4
Nov-97          8960.86        8583.24
Dec-97          8876.63        8790.1
Jan-98          8224.2         8100.78
Feb-98          9439.74        8946.25
Mar-98          9627.59        9334.34
Apr-98          9528.42        9232.69
May-98          8212.55        7967.54
Jun-98          7692.69        7131.74
Jul-98          7825.01        7357.82
Aug-98          5547.93        5230.67
Sep-98          5835.31        5562.51
Oct-98          6321.4         6148.29
Nov-98          6631.14        6659.65
Dec-98          6635.79        6563.08
Jan-99          6155.35        6457.22
Feb-99          5920.84        6520.05
Mar-99          6479.17        7379.2
Apr-99          7361.63        8292
May-99          7551.56        8243.91
Jun-99          8623.89        9179.59
Jul-99          8713.57        8929.91
Aug-99          8780.67        9011.17
Sep-99          8568.18        8706.59
Oct-99          8970.02        8892.04


                                                             Fund
                                                            ------
1 Year Total Return (9/30/98 to 9/30/99)                     46.83%
Average Annual Total Return Since Inception
   (9/30/96 to 9/30/99)                                      -5.01%

--------------------------------------------------------------------------------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. It includes only those countries open to non-local investors.

Warburg Pincus Institutional Fund -- Japan Growth Portfolio
Annual Investment Adviser's Report -- October 31, 1999
-------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

   For the 12 months ended October 31, 1999, Warburg Pincus Japan Growth Portfolio had a return of 206.60%, vs. a return of 70.67% for the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix").

   The Japanese stock market staged a remarkable rally during the period, fueled by optimism that the country's long-suffering economy had finally turned the corner. Factors behind this optimism included strikingly robust first-quarter 1999 economic growth, which was followed by more-modest, though still better-than-expected, second-quarter growth (the encouraging economic news had a particularly beneficial impact on smaller-cap shares, most of which represent companies with strong domestic biases). Also buoying the market were numerous corporate-restructuring announcements, which lent further credence to the notion that Japan is truly in the midst of a fundamental change.

   Against this backdrop, the Portfolio generated a strong return for the period, aided by the market's broad strength and by good stock selection. By sector, the Portfolio's best performers were its technology issues, our largest area of concentration through the 12 months. Particularly good performers within this group were the Portfolio's semiconductor and semiconductor-equipment holdings, beneficiaries of a strong global upturn in chip sales. The Portfolio also benefited from robust gains in its retailing and telecommunications stocks and its smaller-company holdings generally. Another factor that helped the Portfolio included our timely decision to add several bank stocks late in the period (we had no exposure here entering the period). These issues subsequently rallied, buoyed by expectations of increased merger and acquisition activity in the industry.

   Looking ahead to the next year and beyond, we have a favorable view on the prospects for Japanese equities. Reasons for our optimism are several, not the least of which is the Japanese government's apparent commitment to keeping the economic recovery on track. Notably, the government's efforts have not been limited to fiscal-stimulus programs, but have also included recent corporate and personal-income tax cuts, which are longer-term and structural in nature. The government has also continued to encourage other longer-term structural reforms. Recent noteworthy actions on its part include its decision to press on with the latest phase of "Big Bang," or financial-sector reform, which liberalized commissions on stock trades and allowed banks' subsidiaries to begin dealing in equities.

Warburg Pincus Institutional Fund -- Japan Growth Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
-------------------------------------------------------------------------------

   Also promising for the economy is the Bank of Japan's recent shift in monetary policy. The central bank's previously overly tight policy -- near-zero short-term interest rates notwithstanding -- had played a central role in the economy's inability to gain and sustain a footing over the past two years. That the bank now appears willing to ease policy as necessary augurs well for a longer-term economic recovery.

   In addition to the potentially favorable combination of benign fiscal and monetary policies, there is a vast change in mindset taking place at Japan's corporate level. Japanese companies in increasing numbers are shedding their old ways of thinking about their business, abandoning the focus on market share and replacing it with an emphasis on profitability. Record numbers of companies are announcing aggressive restructurings, and each passing month provides additional confirmation that the announced measures are, in fact, being acted upon. Companies are also, for the first time, taking active steps to increase shareholder value, witnessed by the large number of firms buying back their own shares.

   Nonetheless, prudence suggests, some caution, at least in the near term. While optimism over Japan's economy, the main driver of recent market performance, does seem justified, growth could prove slow and stuttering for a period, given the negative short-term effects (e.g., the potential for rising unemployment and falling consumer confidence) of restructuring. In this context, any underwhelming economic reports could prompt investors to step to the sidelines, at least temporarily, resulting in significant short-term market volatility.

   But given the factors at play, we remain positive on the longer-term outlook for Japan, and on the Portfolio's prospects in particular. As the Portfolio's since-inception performance vs. its benchmarks and its competitive universe suggests, it is possible to generate very competitive performance in Japan via good security selection, and we are encouraged by our efforts in that regard to date. As ever, we will continue to strive to identify stocks with the best long-term growth potential.

P. Nicholas Edwards                        Todd Jacobson
Co-Portfolio Manager                       Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Japan, including the risk of investing in a single-country portfolio. These are detailed in the Portfolio's Prospectus, which should be read carefully before investing.

Warburg Pincus Institutional Fund -- Japan Growth Portfolio
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
-------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Warburg Pincus
               Institutional Fund, Inc. -- Japan Growth Portfolio
                     since Inception as of October 31, 1999

   The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Japan Growth Portfolio (the "Portfolio") from October 31, 1997 (inception) to October 31, 1999, compared to the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix")* for the same time period. Past performance does not predict future results.

                               [GRAPHIC OMITTED]

In the printed version there appears a line graph with the following plot points depicted:

              Portfolio        MSCI
              ---------       --------
Oct-97         10000          10000
Nov-97          9850           9247
Dec-97          9488.51        8523.88
Jan-98         10457.3         9435.77
Feb-98         10427           9514.28
Mar-98         10346.7         8873.2
Apr-98         10599.1         8756.52
May-98         10356.4         8345.84
Jun-98         10154.5         8399.84
Jul-98         10982           8288.79
Aug-98         10114.5         7436.7
Sep-98          9569.29        7281.28
Oct-98          9216.19        8448.47
Nov-98         10498.2         8850.61
Dec-98         10318.7         9176.32
Jan-99         11337.4         9222.2
Feb-99         11907.9         9002.71
Mar-99         13965.6        10212.7
Apr-99         15493.6        10698.8
May-99         14882.3        10219.5
Jun-99         19181          11233.3
Jul-99         21361.8        12379.1
Aug-99         24062          12772.7
Sep-99         26874.8        13610.6
Oct-99         28261.6        14419.1




                                                                 Fund
                                                                 ------
1 Year Total Return (9/30/98 to 9/30/99)                         180.81%
Average Annual Total Return Since Inception
   (10/31/97 to 9/30/99)                                          67.43%

-------------------------------------------------------------------------------
* The Topix is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Statement of Net Assets -- October 31, 1999
-------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                         --------     ------
COMMON STOCKS (94.3%)
Canada (4.4%)
    Anderson Exploration, Ltd.+                           251,300   $ 3,237,565
    Berkley Petroleum Corp.+                              159,600     1,410,565
    Canadian Hunter Exploration, Ltd.+                    139,600     2,277,789
    Canadian Natural Resources, Ltd.+                     220,000     4,846,013
    Precision Drilling Corp.+                              55,900     1,309,236
    Research in Motion, Ltd.+                             106,800     3,314,583
    Rogers Communications, Inc. Class B+                  392,300     7,947,882
                                                                    -----------
                                                                     24,343,633
                                                                    -----------
Denmark (1.4%)
    International Service System AS Class B+               58,150     3,116,366
    Tele Danmark AS Class B                                77,300     4,711,910
                                                                    -----------
                                                                      7,828,276
                                                                    -----------
France (8.5%)
    Alstom                                                205,100     6,208,423
    Coflexip SA                                             8,500       670,044
    Coflexip SA ADR                                        18,000       713,250
    Elf Aquitaine SA                                            2           294
    Lagardere Groupe SCA                                  129,300     5,232,177
    Publicis SA                                             9,600     2,423,636
    Rhone-Poulenc SA Class A                              116,822     6,532,199
    Societe Generale d'Entreprises SA                     224,800    10,443,396
    Suez Lyonnaise des Eaux SA                             28,600     4,614,212
    Total Fina SA Class B                                  73,074     9,869,364
                                                                    -----------
                                                                     46,706,995
                                                                    -----------
Germany (7.3%)
    Fresenius Medical Care AG                              71,900     4,998,986
    Hannover Rueckversicherungs AG                         48,900     3,674,837
    Mannesmann AG                                          34,600     5,334,938
    Metallgesellschaft AG                                 410,000     8,545,348
    Siemans AG                                            140,800    12,578,960
    Viag AG                                               286,500     5,311,857
                                                                    -----------
                                                                     40,444,926
                                                                    -----------
Hong Kong (0.6%)
    SmarTone Telecommunications Holdings, Ltd.            987,000     3,480,756
                                                                    -----------
Hungary (1.5%)
    Magyar Tavkozlesi                                     475,400     2,765,260
    OTP Bank                                              119,400     5,421,137
                                                                    -----------
                                                                      8,186,397
                                                                    -----------
                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Statement of Net Assets (cont'd) -- October 31, 1999
-------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                         --------     ------
COMMON STOCKS (cont'd)
India (0.0%)
    Bharat Petroleum Corp., Ltd.                              100      $    668
    Hindalco Industries, Ltd.                                 100         1,666
    Mahanagar Telephone Nigam, Ltd.                           200           790
    Reliance Industries, Ltd.                              11,097        59,730
    State Bank of India, Ltd.                               1,300         7,430
                                                                    -----------
                                                                         70,284
                                                                    -----------
Ireland (0.4%)
    Bank of Ireland                                       288,400     2,249,170
                                                                    -----------
Israel (1.3%)
    ECI Telecommunications Limited Designs                 75,100     2,187,287
    Orbotech, Ltd.+                                        64,200     5,015,625
                                                                    -----------
                                                                      7,202,912
                                                                    -----------
Italy (2.8%)
    Banca Nazionale del Lavoro SpA+                     1,780,000     6,024,195
    Mediolanum SpA                                        634,000     5,151,004
    Tecnost SpA+                                        2,237,800     4,304,230
                                                                    -----------
                                                                     15,479,429
                                                                    -----------
Japan (36.2%)
    Advantest Corp.                                        50,900     7,657,432
    Fuji Bank, Ltd.                                       350,000     4,795,897
    Fujitsu, Ltd.                                         295,000     8,876,002
    Hikari Tsushin, Inc.                                    5,000     4,019,737
    Hoya Corp.                                            119,000     8,552,123
    KDD Corp.                                              50,000     6,276,348
    Matsushita Electric Industrial Group                   63,000    10,576,461
    Nikko Securities Co., Ltd.                            600,000     5,634,340
    Nippon Telegraph & Telephone Corp.                        200     3,066,307
    NTT Mobile Communications Network, Inc.                 1,168    31,001,902
    Orix Corp.                                             73,700     9,886,925
    Rohm Co., Ltd.                                         56,000    12,556,529
    Sakura Bank, Ltd.                                     571,000     4,902,412
    Sanwa Bank, Ltd.                                      420,000     6,242,044
    Shohkoh Fund & Co., Ltd.                               24,700    15,100,223
    Softbank Corp.                                         29,000    12,032,382
    Sony Corp.                                             99,600    15,518,352
    Sumitomo Bank, Ltd.                                   222,000     3,569,527
    Sumitomo Rubber Industries, Ltd.                      492,000     2,918,243
    The Industrial Bank of Japan, Ltd.                    565,000     7,633,668
    Tokyo Electron, Ltd.                                   69,000     5,725,754
    Tokyo Seimitsu Co., Ltd.                               40,000     4,871,596
    Toshiba Corp.                                       1,353,000     8,504,864
                                                                    -----------
                                                                    199,919,068
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Statement of Net Assets (cont'd) -- October 31, 1999
-------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                         --------     ------
COMMON STOCKS (cont'd)
Netherlands (3.0%)
    Corus Group PLC+                                    3,143,794   $ 6,046,838
    Getronics NV                                           55,000     2,740,086
    IHC Caland NV                                         100,000     4,335,579
    Vendex KBB NV                                         116,763     3,405,582
                                                                    -----------
                                                                     16,528,085
                                                                    -----------
Norway (0.3%)
    Tandberg Television ASA+                              121,000     1,434,490
                                                                    -----------
Portugal (1.6%)
    Portugal Telecom SA                                   194,100     8,649,969
                                                                    -----------
Singapore (4.2%)
    DBS Land, Ltd.                                      2,325,000     4,303,899
    Neptune Orient Lines, Ltd.+                         4,044,000     5,857,558
    Overseas Union Bank, Ltd.                           3,065,872    13,267,068
                                                                    -----------
                                                                     23,428,525
                                                                    -----------
South Korea (3.1%)
    Housing & Commercial Bank, Korea+                     125,900     3,327,244
    Hyundai Industrial Development & Construction         324,697     3,397,205
    Korea Electric Power Corp.                            127,900     3,742,634
    Shinhan Bank                                          603,000     6,384,409
                                                                    -----------
                                                                     16,851,492
                                                                    -----------
Spain (2.5%)
    Amadeus Global Travel Distribution SA+                250,000     1,495,118
    Banco Santander Central Hispano SA                    359,900     3,733,552
    Inmobiliaria Colonial SA+                              30,000       471,711
    Repsol SA                                             392,100     8,077,483
                                                                    -----------
                                                                     13,777,864
                                                                    -----------
Sweden (2.5%)
    SKF AB Series B                                       367,100     7,441,620
    Telefonaktiebolaget LM Ericsson ADR                   143,400     6,130,350
                                                                    -----------
                                                                     13,571,970
                                                                    -----------
Switzerland (1.9%)
    Roche Holding AG                                          452     5,428,485
    United Bank of Switzerland SA                          17,200     5,006,235
                                                                    -----------
                                                                     10,434,720
                                                                    -----------
Taiwan (3.0%)
    Taiwan Semiconductor Manufacturing Co.+             3,740,300    16,615,689
                                                                    -----------
                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Statement of Net Assets (cont'd) -- October 31, 1999
-------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                         --------     ------
COMMON STOCKS (cont'd)
Turkey (0.7%)
    Yapi ve Kredi Bankasi AS                          263,600,000   $ 3,838,010
                                                                    -----------
United Kingdom (7.1%)
    AstraZeneca Group PLC                                 153,100     6,913,624
    British Aerospace PLC                                 983,000     5,734,232
    British Telecommunications PLC                        364,517     6,600,430
    Corus Group PLC                                     2,783,000     5,297,285
    Marks & Spencer PLC                                   780,000     3,583,726
    Prudential Corp. PLC                                  291,900     4,571,852
    Reed International PLC                                710,400     4,138,219
    SmithKline Beecham PLC                                200,000     2,572,931
                                                                    -----------
                                                                     39,412,299
                                                                    -----------
TOTAL COMMON STOCKS (Cost $387,302,736)                             520,454,959
                                                                    -----------
EQUITY SWAP BASKETS (1.8%)
Singapore (1.8%)
    Singapore Equity Swap Basket 2 with W.I. Carr Ltd.
      Dated 01/07/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.                   111,898     1,249,014
    Overseas-Chinese Banking Corp., Ltd.                   16,500       122,462
    United Overseas Bank, Ltd.                             48,285       361,235
    Overseas Union Bank, Ltd.                             135,628       579,814
                                                                    -----------
                                                                      2,312,525
                                                                    -----------

    Singapore Equity Swap Basket 3 with W.I. Carr Ltd.
      Dated 01/07/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.                   291,776     3,255,653
    Overseas-Chinese Banking Corp., Ltd.                    9,999        74,186
    United Overseas Bank, Ltd.                            142,845     1,068,291
    Overseas Union Bank, Ltd.                             663,872     2,837,075
                                                                    -----------
                                                                      7,235,205
                                                                    -----------
Total EQUITY SWAP BASKETS (Cost $5,572,287)                           9,547,730
                                                                    -----------
                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Statement of Net Assets (cont'd) -- October 31, 1999
-------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                         --------     ------
SHORT TERM INVESTMENTS (4.1%)
    RBB Money Market Portfolio (Cost $22,725,755)      22,725,755  $ 22,725,755
                                                                    -----------
TOTAL INVESTMENTS (100.2%) (Cost $415,600,778*)                     552,728,444

LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)                           (898,214)
                                                                    -----------
NET ASSETS (100.0%) (applicable to 29,278,275
    shares outstanding)                                            $551,830,230
                                                                   ============

NET ASSET VALUE, offering and redemption price
    per share ($551,830,230 / 29,278,275)                          $      18.85
                                                                   ============



                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
-------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $416,173,431.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Schedule of Investments -- October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares        Value
                                                        --------       ------
COMMON STOCKS (88.5%)
Australia (2.1%)
    Novus Petroleum, Ltd.+                                11,875     $   10,821
    Oil Search, Ltd.+                                     11,500         13,411
                                                                     ----------
                                                                         24,232
                                                                     ----------
Brazil (0.6%)
    Companhia Brasileira de Distribuicao
      Grupo Pao de Acucar                                    200          4,375
    Ultrapar Participacoes SA+                               290          3,226
                                                                     ----------
                                                                          7,601
                                                                     ----------
Croatia (1.8%)
    Pliva DD GDR                                           1,900         20,636
                                                                     ----------
Czech Republic (0.9%)
    Ceska Sporitelna AS+                                   1,900         10,535
                                                                     ----------
Egypt (1.7%)
    Egyptian Company for Mobile Services+                    760         19,543
                                                                     ----------
Greece (1.6%)
    Hellenic Telecommunication
      Organization SA ADR                                  1,765         18,753
                                                                     ----------
Hong Kong (2.4%)
    Global Tech Holdings, Ltd.                            12,000          7,027
    Guoco Group, Ltd.                                      4,000         10,709
    SmarTone Telecommunications Holdings, Ltd.             2,959         10,435
                                                                     ----------
                                                                         28,171
                                                                     ----------
Hungary (2.8%)
    OTP Bank                                                 730         33,144
                                                                     ----------
India (11.2%)
    Aptech, Ltd.                                           1,600         32,450
    ICICI, Ltd. ADR+                                       1,770         19,470
    Mahanagar Telephone Nigam, Ltd. GDR                    2,800         23,100
    Pentafour Software & Exports, Ltd.                       750         10,423
    Satyam Computers                                         400         11,726
    State Bank of India, Ltd. GDR                            400          5,325
    Videsh Sanchar Nigam, Ltd. GDR                         1,800         28,710
                                                                     ----------
                                                                        131,204
                                                                     ----------
Israel (2.7%)
    Blue Square Israel Co., Ltd. ADR                         700          9,144
    ECI Telecommunications, Ltd.                              80          2,330
    Orbotech, Ltd.+                                          260         20,313
                                                                     ----------
                                                                         31,787
                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Schedule of Investments (cont'd) -- October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares        Value
                                                        --------       ------
COMMON STOCKS (cont'd)
Malaysia (2.5%)
    Commerce Asset Holdings BHD                            5,100     $   11,274
    Tenaga Nasional BHD                                    3,400          7,829
    Unisem (M) BHD                                         2,500         10,197
                                                                     ----------
                                                                         29,300
                                                                     ----------
Mexico (13.1%)
    Alfa SA de CV Series A                                 7,000         26,815
    Carso Global Telecom SA de CV Series A-1+              2,400         15,946
    Fomento Economico Mexicano SA de CV ADR                  800         26,250
    Grupo Financiero Banorte SA de CV+                     5,400          6,727
    Grupo Industrial Bimbo SA de CV Series A               9,000         16,482
    Grupo Industrial Saltillo SA de CV                     4,500         11,703
    Grupo Iusacell+                                        2,100         24,938
    Telefonos de Mexico SA ADR                               300         25,650
                                                                     ----------
                                                                        154,511
                                                                     ----------
Peru (2.1%)
    Credicorp, Ltd. ADR                                    2,370         25,181
                                                                     ----------
Philippines (1.2%)
    Abs Corp.                                             12,900         14,137
                                                                     ----------
Poland (0.6%)
    Bank Slaski SA                                           127          6,922
                                                                     ----------
Singapore (4.9%)
    Chartered Semiconductor Manufacturing ADR+             1,200         39,825
    Neptune Orient Lines, Ltd.+                           12,000         17,381
                                                                     ----------
                                                                         57,206
                                                                     ----------
South Africa (10.0%)
    Amalgamated Banks of South Africa, Ltd.                2,910         11,862
    Billiton PLC                                           4,840         21,108
    C.G. Smith, Ltd.                                       7,100         22,993
    Sanlam, Ltd.                                          24,350         27,936
    Sappi, Ltd.                                            1,680         13,916
    South African Breweries, Ltd.                          2,250         19,699
                                                                     ----------
                                                                        117,514
                                                                     ----------
South Korea (13.7%)
    Daelim Industrial Co., Ltd.                              726          9,139
    Haansoft, Inc.+                                          920          6,749
    Hankuk Electric Glass Co., Ltd.+                         640         30,413
    Hite Brewery Co., Ltd.+                                  480         16,807
    Hyundai Electronics Industries Co.+                      600          9,979
    Korea Data System                                        145          2,587
    Samsung Electronics Co., Ltd.                            138         23,010


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Schedule of Investments (cont'd) -- October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares        Value
                                                        --------       ------
COMMON STOCKS (cont'd)
South Korea (cont'd)
    Shinhan Bank                                           2,600      $  27,528
    SK Telecom Co., Ltd.                                      12         13,856
    Trigem Computer, Inc.                                    281         20,920
                                                                     ----------
                                                                        160,988
                                                                     ----------
Taiwan (8.3%)
    Far Eastern Textile                                    6,741          9,217
    Phoenixtec Power Co., Ltd.                             9,242         18,781
    Taishin International Bank+                           28,360         16,173
    Taiwan Semiconductor Manufacturing Co.+                5,700         25,321
    United Microelectronics Co., Ltd.+                    10,850         28,202
                                                                     ----------
                                                                         97,694
                                                                     ----------
Thailand (1.5%)
    Hana Microelectronics Public Co., Ltd.+                5,100         17,969
                                                                     ----------
Turkey (2.8%)
    Akbank TAS                                           864,000         13,478
    Yapi Ve Kredi Bankasi AS                           1,377,960         20,063
                                                                     ----------
                                                                         33,541
                                                                     ----------
Total Common Stocks (Cost $865,368)                                   1,040,569
                                                                     ----------
EQUITY SWAP BASKETS (4.3%)
Singapore (4.3%)
    Singapore Equity Swap Basket 2
      with W.I. Carr Ltd.
      Dated 01/07/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.                      604          6,749
    Overseas-Chinese Banking Corp., Ltd.                      89            661
    United Overseas Bank, Ltd.                               261          1,955
    Overseas Union Bank, Ltd.                                734          3,141
                                                                     ----------
                                                                         12,506
                                                                     ----------

    Singapore Equity Swap Basket 3
      with W.I. Carr Ltd.
      Dated 01/07/99 to expire on 01/08/01
    Development Bank of Singapore, Ltd.                    1,576         17,556
    Overseas-Chinese Banking Corp., Ltd.                      54            400
    United Overseas Bank, Ltd.                               765          5,712
    Overseas Union Bank, Ltd.                              3,555         15,168
                                                                     ----------
                                                                         38,836
                                                                     ----------
TOTAL EQUITY SWAP BASKETS (Cost $29,975)                                 51,342
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Schedule of Investments (cont'd) -- October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares        Value
                                                        --------       ------
PREFERRED STOCK (7.2%)
Brazil (6.6%)
    Companhia Vale do Rio Doce                               800      $  15,897
    Petroleo Brasileiro SA                               162,900         25,912
    Tele Norte Leste Participacoes SA                    430,000          7,225
    Tele Norte Leste Participacoes SA ADR                  1,710         28,856
                                                                     ----------
                                                                         77,890
                                                                     ----------
South Korea (0.5%)
    Daelim Industrial Co., Ltd.                              830          5,051
                                                                     ----------
Taiwan (0.1%)
    Taishin International Bank+                            4,620          1,456
                                                                     ----------
TOTAL PREFERRED STOCK (Cost $81,304)                                     84,397
                                                                     ----------
SHORT TERM INVESTMENTS (0.0%)
    RBB Money Market Portfolio (Cost $1)                       1              1
                                                                     ----------
TOTAL INVESTMENTS (100%) (Cost $976,648*)                            $1,176,309
                                                                     ==========



                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                         GDR = Global Depository Receipt
-------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $998,493.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Japan Growth Portfolio
Statement of Net Assets -- October 31, 1999
-------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                         --------      ------
COMMON STOCKS (100.4%)
Automobiles (3.6%)
    Jac Co., Ltd.                                          1,900     $  664,526
                                                                     ----------
Banking (9.0%)
    Sakura Bank, Ltd.                                     77,000        661,096
    Sanwa Bank, Ltd.                                      35,000        520,170
    Sumitomo Bank, Ltd.                                   29,000        466,290
                                                                     ----------
                                                                      1,647,556
                                                                     ----------
Banks & Savings & Loans (4.2%)
    Bank Of Yokohama, Ltd.                                38,000        213,013
    Fuji Bank, Ltd.                                       28,000        383,672
    Tokai Bank, Ltd.                                      21,000        183,116
                                                                     ----------
                                                                        779,801
                                                                     ----------
Computers (10.3%)
    Fujitsu Support & Service, Inc.                        1,900        533,442
    Fujitsu, Ltd.                                         15,000        451,322
    Internet Intitiative Japan, Inc. ADR+                  5,200        279,500
    Nidec Corp.                                            1,900        368,676
    Trans Cosmos, Inc.                                     2,100        266,625
                                                                     ----------
                                                                      1,899,565
                                                                     ----------
Consumer Durables (3.3%)
    Sony Corp.                                             3,900        607,646
                                                                     ----------
Consumer Non-Durables (1.7%)
    World Co., Ltd.                                        3,100        313,386
                                                                     ----------
Electric Components (9.8%)
    Densei-Lambda K.K.                                     5,800        277,884
    Kyocera Corp.                                          4,500        431,199
    Rohm Co., Ltd.                                         1,900        426,025
    Tokyo Electronics, Ltd.                                8,000        663,856
                                                                     ----------
                                                                      1,798,964
                                                                     ----------
Electronics (15.2%)
    Advantest Corp.                                        4,300        646,895
    Megachips Corp.                                        8,000        597,930
    Nintendo Co., Ltd.                                     3,900        618,484
    Tokyo Seimitsu Co., Ltd.                               7,600        925,603
                                                                     ----------
                                                                      2,788,912
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Japan Growth Portfolio
Statement of Net Assets (cont'd) -- October 31, 1999
-------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                         --------      ------
COMMON STOCKS (cont'd)
Financial Services (15.3%)
    Daiwa Securities Group, Inc.                          24,000     $  255,960
    Industrial Bank of Japan, Ltd.                        32,000        432,349
    Nomura Securities Co., Ltd.                           29,000        478,239
    Orix Corp.                                             4,300        576,849
    Shohkoh Fund & Co., Ltd.                                 900        550,211
    The Nikko Securities Co., Ltd.                        55,000        516,481
                                                                     ----------
                                                                      2,810,089
                                                                     ----------
Medical Equipment (1.6%)
    Hoya Corp.                                             4,000        287,466
                                                                     ----------
Pharmaceuticals (1.5%)
    Sankyo Co., Ltd.                                      10,000        284,592
                                                                     ----------
Publishing (1.5%)
    Kadokawa Shoten Publishing Co., Ltd.                   1,100        274,157
                                                                     ----------
Retail (8.7%)
    Shimamura Co.                                          3,900        560,559
    Softbank Corp.                                         2,500      1,037,274
                                                                     ----------
                                                                      1,597,833
                                                                     ----------
Telecommunications (9.8%)
    Hikari Tsushin, Inc.                                   1,400      1,125,526
    Japan Telecom Co., Ltd.                                   20        686,086
                                                                     ----------
                                                                      1,811,612
                                                                     ----------
Telecommunications & Equipment (4.9%)
    KDD Corp.                                              1,500        188,290
    NTT Mobile Communications Network, Inc.                   27        716,654
                                                                     ----------
                                                                        904,944
                                                                     ----------
TOTAL COMMON STOCKS (Cost $11,157,232)                               18,471,049
                                                                     ----------
SHORT TERM INVESTMENTS (0.0%)
    RBB Money Market Portfolio (Cost $1)                       1              1
                                                                     ----------
TOTAL INVESTMENTS (100.4%) (Cost $11,157,233*)                       18,471,050

LIABILITIES IN EXCESS OF OTHER ASSETS (0.4%)                            (73,483)
                                                                     ----------
NET ASSETS (100.0%) (applicable to 663,216
     shares outstanding)                                            $18,397,567
                                                                    ===========
NET ASSET VALUE, offering and redemption price
     per share ($18,397,567 / 663,216)                              $     27.74
                                                                    ===========



                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
-------------------------------------------------------------------------------
+  Non-income producing security.
*  Cost for federal income tax purposes is $11,157,256.



                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Statement of Assets and Liabilities
October 31, 1999
-------------------------------------------------------------------------------

Assets
  Investments at value (Cost $976,648)                             $1,176,309
  Cash                                                                 68,842
  Receivable for investment sold unsettled                             48,807
  Foreign currency                                                     12,079
  Dividends and interest receivable                                    10,433
  Prepaid insurance                                                       279
                                                                   ----------
    Total Assets                                                    1,316,749
                                                                   ----------
Liabilities
  Payable for investments purchased unsettled                          54,855
  Accrued expenses payable                                             22,012
  Deferred tax on unrealized capital gains                              5,308
                                                                   ----------
    Total Liabilities                                                  82,175
                                                                   ----------
Net Assets, applicable to 153,743 shares outstanding               $1,234,574
                                                                   ==========

Net Asset Value, offering and redemption price
   per share ($1,234,574 / 153,743)                                $     8.03
                                                                   ==========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc.
Statement of Operations
For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                              International Equity     Emerging Markets       Japan Growth
                                                    Portfolio              Portfolio            Portfolio
                                                ------------------    ------------------      --------------
Investment Income:
    Dividends                                      $  19,470,885         $      90,196         $      29,599
    Interest                                             916,745                57,123                 3,621
    Foriegn Taxes Withheld                            (1,766,652)              (10,092)               (4,440)
                                                   -------------         -------------         -------------
      Total investment income                         18,620,978               137,227                28,780
                                                   -------------         -------------         -------------
Expenses:
    Investment advisory                                6,827,752                55,304                78,901
    Administrative services                            1,660,287                16,968                20,760
    Custodian/Sub-custodian                              507,336                 7,240                 3,354
    Directors                                              3,884                 1,948                 1,991
    Insurance                                             21,114                   870                   392
    Interest                                             217,166                 1,752                     0
    Legal                                                 94,713                     0                   591
    Offering/Organizational costs                              0                     0                28,332
    Printing                                              89,999                 1,627                11,798
    Registration                                          29,534                18,121                24,805
    Transfer Agent                                        79,808                 6,175                 7,833
    Audit                                                 51,093                10,613                11,516
    Miscellaneous                                         19,948                 1,532                 1,221
                                                   -------------         -------------         -------------
                                                       9,602,634               122,150               191,494
    Less: fees waived, expenses
      reimbursed and transfer
      agent offsets                                   (1,494,679)              (53,020)             (101,834)
                                                   -------------         -------------         -------------
      Total expenses                                   8,107,955                69,130                89,660
                                                   -------------         -------------         -------------
       Net investment income (loss)                   10,513,023                68,097               (60,880)
                                                   -------------         -------------         -------------

Net Realized and Unrealized Gain
  from Investments and
  Foreign Currency Related Items:
    Net realized gain (loss) from security
      and other related transactions (net
      of capital gains taxes of $29,508 for
      the Emerging Markets Portfolio)                127,064,059            (2,496,656)            1,015,178
    Net realized loss from foreign currency
      related items                                     (603,637)              (91,187)               47,514
    Net realized foreign forward currency
      losses                                         (16,920,779)                    0              (474,212)
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items
      (net of estimated deferred capital
      gains taxes of $5,274 for the
      Emerging Markets Portfolio)                     99,216,718             3,400,026             7,495,443
                                                   -------------         -------------         -------------
    Net realized and unrealized gain
      from investments and
      foreign currency related items                 208,756,361               812,183             8,083,923
                                                   -------------         -------------         -------------
    Net increase in net assets resulting
      from operations                              $ 219,269,384         $     880,280         $   8,023,043
                                                   =============         =============         =============


                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

Warburg Pincus Institutional Fund, Inc.
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                  International Equity Portfolio
                                              --------------------------------------
                                                   For the              For the
                                                 Year Ended            Year Ended
                                              October 31, 1999      October 31, 1998
                                              ----------------      ----------------
From Operations:
  Net investment gain (loss)                  $    10,513,023       $    14,438,626
    Net realized gain (loss)
      from security and other related
      transactions (net of capital gains
      taxes of $29,508 for
      the Emerging Markets Portfolio)             127,064,059          (124,396,419)
  Net realized gain (loss) from foreign
      currency losses                                (603,637)           23,724,747
  Net realized foreign forward
      currency loss                               (16,920,779)                    0
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items (net
      of estimated deferred capital gains
      taxes of $5,274 for the Emerging
      Markets Portfolio)                           99,216,718            40,102,209
                                              ---------------       ---------------
  Net increase (decrease) in net assets
      resulting from operations                   219,269,384           (46,130,837)
                                              ---------------       ---------------
From Dividends and Distributions:
  Dividends from net investment income             (9,397,386)          (12,756,660)
  Distributions from realized gains                         0           (86,608,655)
                                              ---------------       ---------------
    Net decrease in net assets from
      dividends and distributions                  (9,397,386)          (99,365,315)
                                              ---------------       ---------------
From Capital Share Transactions:
  Proceeds from sale of shares                    185,527,095           172,832,170
  Reinvested dividends and distributions            8,012,861            89,134,715
  Net asset value of shares redeemed             (870,823,484)         (267,045,777)
                                              ---------------       ---------------
    Net increase (decrease) in net assets
      from capital share transactions            (677,283,528)           (5,078,892)
                                              ---------------       ---------------
    Net increase (decrease) in net assets        (467,411,530)         (150,575,044)

Net Assets:
  Beginning of year                             1,019,241,760         1,169,816,804
                                              ---------------       ---------------
  End of year                                 $   551,830,230       $ 1,019,241,760
                                              ===============       ===============

Undistributed Net Investment Income:          $    11,949,013       $     9,394,503
                                              ===============       ===============

                 See Accompanying Notes to Financial Statements.

                                       24


                                                      Emerging Markets Portfolio                Japan Growth Portfolio
                                                --------------------------------------     --------------------------------------
                                                    For the               For the             For the               For the
                                                   Year Ended            Year Ended          Year Ended            Year Ended
                                                October 31, 1999      October 31, 1998     October 31, 1999      October 31, 1998
                                                ----------------      ----------------     ----------------    ------------------
From Operations:
  Net investment gain (loss)                    $        68,097      $       483,012      $       (60,880)     $         5,466
    Net realized gain (loss)
      from security and other related
      transactions (net of capital gains
      taxes of $29,508 for
      the Emerging Markets Portfolio)                (2,496,656)         (15,625,081)           1,015,178              (27,825)
  Net realized gain (loss) from foreign
      currency losses                                   (91,187)             (70,413)              47,514               96,058
  Net realized foreign forward
      currency loss                                           0                    0             (474,212)                   0
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items (net
      of estimated deferred capital gains
      taxes of $5,274 for the Emerging
      Markets Portfolio)                              3,400,026            3,271,341            7,495,443             (223,874)
                                                ---------------      ---------------      ---------------      ---------------
  Net increase (decrease) in net assets
      resulting from operations                         880,280          (11,941,141)           8,023,043             (150,175)
                                                ---------------      ---------------      ---------------      ---------------
From Dividends and Distributions:
  Dividends from net investment income                 (250,526)            (240,803)             (14,953)              (8,999)
  Distributions from realized gains                           0           (2,746,087)                   0                    0
                                                ---------------      ---------------      ---------------      ---------------
    Net decrease in net assets from
      dividends and distributions                      (250,526)          (2,986,890)             (14,953)              (8,999)
                                                ---------------      ---------------      ---------------      ---------------
From Capital Share Transactions:
  Proceeds from sale of shares                           28,356            1,259,833            8,937,279            1,629,019
  Reinvested dividends and distributions                250,526            2,985,126                1,090                8,999
  Net asset value of shares redeemed                (23,100,584)          (3,171,709)             (24,692)              (4,044)
                                                ---------------      ---------------      ---------------      ---------------
    Net increase (decrease) in net assets
      from capital share transactions               (22,821,702)           1,073,250            8,913,677            1,633,974
                                                ---------------      ---------------      ---------------      ---------------
    Net increase (decrease) in net assets           (22,191,948)         (13,854,781)          16,921,767            1,474,800

Net Assets:
  Beginning of year                                  23,426,522           37,281,303            1,475,800                1,000
                                                ---------------      ---------------      ---------------      ---------------
  End of year                                   $     1,234,574      $    23,426,522      $    18,397,567      $     1,475,800
                                                ===============      ===============      ===============      ===============

Undistributed Net Investment Income:            $             0      $       239,298      $        14,965      $        14,953
                                                ===============      ===============      ===============      ===============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                      1999             1998         1997           1996         1995
                                                      ----             ----         ----           ----         -----
YEAR ENDED:
Per-share data
Net asset value, beginning of year                  $   14.41      $     16.51    $     16.14    $    15.10    $   16.34
                                                    ---------      -----------    -----------    ----------    ---------
Investment Activities:
  Net investment income                                  0.20(a)          0.21           0.20          0.26         0.15
  Net gains (losses) on
    investments and foreign
    currency related items
    (both realized and unrealized)                       4.38            (0.91)          0.78          1.28        (0.64)
                                                    ---------      -----------    -----------    ----------    ---------
      Total from investment
        activities                                       4.58            (0.70)          0.98          1.54        (0.49)
                                                    ---------      -----------    -----------    ----------    ---------
Less Dividends and Distributions:
  Dividends from net investment income                  (0.14)           (0.18)         (0.13)        (0.50)       (0.18)
  Distributions from net realized
    capital gains                                        0.00            (1.22)         (0.48)         0.00        (0.57)
                                                    ---------      -----------    -----------    ----------    ---------
      Total dividends and distributions                 (0.14)           (1.40)         (0.61)        (0.50)       (0.75)
                                                    ---------      -----------    -----------    ----------    ---------
Net asset value, end of year                        $   18.85      $     14.41    $     16.51    $    16.14    $   15.10
                                                    =========      ===========    ===========    ==========    =========
      Total return                                      32.02%           (4.11)%         6.20%        10.48%       (2.83)%
Ratios and supplemental data
Net assets, end of year (000s omitted)              $ 551,830      $ 1,019,242    $ 1,169,817    $  937,443    $ 507,759
  Ratio of expenses to average net assets                 .96%@            .95%@          .95%@         .96%@        .95%
  Ratio of net income to average net assets              1.23%            1.21%           .98%         1.05%        1.20%
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                  .17%             .13%           .14%          .18%         .23%
Portfolio turnover rate                                120.24%          113.58%         69.99%        29.91%       39.70%


-------------------------------------------------------------------------------
(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01%, .00%, .00% and .01% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements was .95%, .95%, .95% and .95% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. 26


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)
-------------------------------------------------------------------------------


                                                    1999          1998             1997        1996**
                                                  --------      --------         --------     --------
PERIOD ENDED:
Per-share data
Net asset value, beginning of period              $   5.72      $    9.36        $   9.86      $  10.00
                                                  --------      ---------        --------      --------
Investment Activities:
  Net investment income                               0.37           0.11(a)         0.10          0.01
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                    2.00          (2.99)          (0.53)        (0.15)
                                                  --------      ---------        --------      --------
     Total from investment activities                 2.37          (2.88)          (0.43)        (0.14)
                                                  --------      ---------        --------      --------
Less Dividends and Distributions:
  Dividends from net investment income               (0.06)         (0.01)          (0.02)         0.00
  Distributions from realized capital gains           0.00          (0.75)          (0.05)         0.00
                                                  --------      ---------        --------      --------
     Total dividends and distributions               (0.06)         (0.76)          (0.07)         0.00
                                                  --------      ---------        --------      --------
Net asset value, end of period                    $   8.03      $    5.72        $   9.36      $   9.86
                                                  ========      =========        ========      ========
     Total return                                    41.90%        (32.90)%         (4.43)%       (1.40)%+
Ratios and supplemental data
Net assets, end of period (000s omitted)          $  1,235      $  23,427        $ 37,281      $ 29,698
  Ratio of expenses to average net assets             1.25%@         1.25%@          1.25%@        1.25%*@
  Ratio of net income to average net assets           1.23%          1.54%            .92%         1.75%*
  Decrease reflected in above operating
    expense ratios due to
    waivers/reimbursements                             .96%           .16%            .40%         2.18%*
Portfolio turnover rate                             150.10%        152.57%         107.21%         2.39%+


-----------------------------------------------------------------------------
*    Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
+    Non annualized.
** For the period September 30, 1996 (commencement of operations) through October 31, 1996.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc. -- Japan Growth Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)
------------------------------------------------------------------------------


                                                    1999          1998
                                                  ---------     --------
YEAR ENDED:
Per-share data
Net asset value, beginning of year                $    9.13      $ 10.00
                                                  ---------      -------
Investment Activities:
  Net investment income (loss)                        (0.09)        0.07
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                    18.79        (0.85)
                                                  ---------      -------
      Total from investment activities                18.70        (0.78)
                                                  ---------      -------
Less Dividends:
  Dividends from net investment income                (0.09)       (0.09)
                                                  ---------      -------
      Total dividends                                 (0.09)       (0.09)
                                                  ---------      -------
Net asset value, end of year                      $   27.74      $  9.13
                                                  =========      =======
      Total return                                   206.60%       (7.84)%
Ratios and supplemental data
Net assets, end of year (000s omitted)            $  18,398      $ 1,476
    Ratio of expenses to average net assets            1.27%@       1.25%@
    Ratio of net income (loss)
      to average net assets                            (.85)%        .39%
    Decrease reflected in above
      operating expense ratios due
      to waivers/reimbursements                        1.40%        4.52%
Portfolio turnover rate                               70.37%       39.88%


-------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02% and .00% for the years ended October 31, 1999 and 1998, respectively. The operating expense ratio after reflecting these arrangements was 1.25% and 1.25% for the years ended October 31, 1999 and 1998, respectively.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements
October 31, 1999
-------------------------------------------------------------------------------

1. Significant Accounting Policies

   Warburg Pincus Institutional Fund, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and currently offers seven managed investment Funds ("Portfolios") of which three are contained in this report. The International Equity Portfolio ("International Equity") is classified as diversified, and the Emerging Markets Portfolio ("Emerging Markets") and the Japan Growth Portfolio ("Japan Growth") are classified as non-diversified (each, a "Portfolio" and collectively, the "Portfolios").

   Investment objectives for each Portfolio are as follows: International Equity seeks long-term capital appreciation; Emerging Markets seeks growth of capital; and Japan Growth seeks long-term growth of capital.

   The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

investments. Such risks generally include, among others, currency risk, (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investment in a single country, such as Japan, involves increased risks.

   Investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the Portfolio to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, (the "Code") and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Portfolio, along with other Warburg Pincus Funds can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 1999, none of the Portfolios were invested in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense.

   For the year ended October 31, 1999, the Portfolios received credits or reimbursements under this arrangement as follows:

           Portfolio                          Amount
           ---------                          -------
           International Equity               $82,864
           Emerging Markets                       167
           Japan Growth                         1,343

2. Investment Adviser, Co-Administrators and Distributor

   On July 6, 1999, Credit Suisse Asset Management, LLC ("CSAM LLC") became each Portfolios' investment adviser as a result of the acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse"). Warburg Pincus was combined with CSAM LLC, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM LLC receives the following fees based on each Portfolio's average daily net assets:

           Portfolio                                   Annual Rate
           ---------                         ---------------------------------
           International Equity               .80% of average daily net assets
           Emerging Markets                  1.00% of average daily net assets
           Japan Growth                      1.10% of average daily net assets

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

   For the year ended October 31, 1999, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                   Gross                         Net        Expense
    Portfolio                  Advisory Fee   Waiver       Advisory Fee   Reimbursements
    --------                   ------------  -----------   ------------   --------------
    International Equity        $6,827,752   $(1,411,815)   $5,415,937          $ 0
    Emerging Markets                55,304       (31,023)       24,281      (15,194)
    Japan Growth                    78,901       (60,572)       18,329      (31,312)

   Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM served as co-administrator of each Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), also serves as each Portfolio's co-administrator. For administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Portfolios' average daily net assets. For the year ended October 31, 1999, administrative services fees earned by CFSI were as follows:

           Portfolio                           Co-Administration Fee
           --------                            ---------------------
           International Equity                      $853,469
           Emerging Markets                             5,530
           Japan Growth                                 7,173

   For its administrative services, PFPC currently receives a fee based on the following fee structure:

           Average Daily Net Assets                     Annual Rate
           ------------------------            --------------------------------
           First $250 million                  .12% of average daily net assets
           Second $250 million                 .10% of average daily net assets
           Third $250 million                  .08% of average daily net assets
           Over $750 million                   .05% of average daily net assets

   For the year ended October 31, 1999, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                             Co-Administration            Net Co-Administration
    Portfolio                       Fee          Waiver          Fee
    --------                 -----------------   ------   ---------------------
    International Equity          $806,818        $   0       $806,818
    Emerging Markets                11,438       (6,636)         4,802
    Japan Growth                    13,587       (8,607)         4,980

   CSAMSI also serves as distributor of each Portfolio's shares without compensation. Provident Distributors, Inc. will become the Fund's distributor effective January 3, 2000.

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

3. Line of Credit

   The Portfolios, together with other Funds advised by CSAM LLC, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Portfolio share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At October 31, 1999, there were no loans outstanding for any of the Portfolios. During the year ended October 31, 1999, the Portfolios had the following borrowings under the Credit Facility:

                                                   Average     Maximum
                                  Average Daily    Interest   Daily Loan
    Portfolio                     Loan Balance      Rate %    Outstanding
    ---------                     -------------    --------   -----------
    International Equity          $3,493,510         5.65%    $41,145,000
    Emerging Markets                  24,408         5.45%      1,197,000

4. Investments in Securities

   For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

    Portfolio                       Purchases           Sales
    ---------                      ------------     --------------
    International Equity           $984,139,376     $1,594,733,137
    Emerging Markets                  8,303,095         28,999,951
    Japan Growth                     13,596,076          5,144,541

   At October 31, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                               Net Unrealized
                                 Unrealized       Unrealized    Appreciation
    Portfolio                   Appreciation     Depreciation  (Depreciation)
    ---------                   ------------     ------------  --------------
    International Equity        $151,993,951     $(15,438,938)  $136,555,013
    Emerging Markets                 226,040          (48,224)       177,816
    Japan Growth                   7,325,963          (12,169)     7,313,794

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts

   Each Portfolio may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contracts. Each Portfolio will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At October 31, 1999, Japan Growth had the following open forward foreign currency contracts:

                                      Foreign                                                   Unrealized
Forward Currency     Expiration      Currency            Contract             Contract        Foreign Exchange
Contract                Date        To Be Sold            Amount               Value            Gain (Loss)
---------------     ----------     -------------      --------------       --------------      --------------
Japanese Yen          2/29/99        737,000,000      $    7,152,215       $    7,206,527      $      (54,312)
Japanese Yen          2/29/99        892,000,000           8,764,001            8,722,147              41,854
Japanese Yen          2/29/99         62,000,000             588,570              606,248             (17,678)
Japanese Yen          2/29/99         55,000,000             530,172              537,800              (7,628)
Japanese Yen          2/29/99         43,000,000             416,086              420,462              (4,376)
Japanese Yen          2/29/99         58,000,000             566,627              567,135                (508)
                                   -------------      --------------       --------------      --------------
                                   1,847,000,000      $   18,017,671       $   18,060,319      $      (42,648)
                                   =============      ==============       ==============      ==============


6. Equity Swap Transactions

   International Equity and Emerging Markets each entered into equity swap agreements dated January 7, 1999, January 8, 1999 and January 11, 1999. Each Portfolio paid a notional amount plus a 1.25% upfront fee for a basket of Singapore local common stocks. The initial notional amount represented the then-current market value of the common stock of the underlying securities on that date. The notional amount is marked-to-market daily. The swap agreements expire on January 8, 2001, but are terminable by either party on one business day's notice. The final notional amount at termination will be the average execution price of unwinding the counterparty's hedge for the swap (the sale of the common stocks) at termination. Each Portfolio will receive the final notional amount, less a 1.25% fee, five business days after termination date.

   During the term of the equity swap agreements, each Portfolio is entitled to dividends on the stock less a dividend withholding tax of 26% and a 1% processing fee (not to exceed $1,000). Each Portfolio will recognize the net dividend amount received as dividend income on the dividend ex-date and receive each dividend five business days after the payment date. In addition, a Portfolio may instruct the counterparty regarding participation in any

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

6. Equity Swap Transactions -- (cont'd)

rights offerings of the common stock, in exchange for the subscription price plus a 0.75% fee to the counterparty.

   At October 31, 1999, International Equity had the following open equity swap agreements:

                               Market             Notional      Unrealized
                               Value               Amount       Appreciation
                             ----------          ----------     ------------
      Basket 2               $2,312,525          $1,239,378      $1,073,147
      Basket 3                7,235,205           4,332,909       2,902,296
                             ----------          ----------      ----------
                             $9,547,730          $5,572,287      $3,975,443
                             ==========          ==========      ==========

   At October 31, 1999, Emerging Markets had the following open equity swap agreements:

                               Market        Notional       Unrealized
                               Value          Amount       Appreciation
                              -------        --------      ------------
      Basket 2                $12,506        $ 6,695          $ 5,811
      Basket 3                 38,836         23,280           15,556
                              -------        -------          -------
                              $51,342        $29,975          $21,367
                              =======        =======          =======

7. Capital Share Transactions

   The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been classified, three of which constitute the interest in the Portfolios.

   Transactions in shares of each Portfolio were as follows:

                                      International Equity           Emerging Markets               Japan Growth
                                   --------------------------    --------------------------   -------------------------
                                      For the       For the        For the        For the       For the       For the
                                    Year Ended     Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                    October 31,    October 31,    October 31,    October 31,   October 31,   October 31,
                                       1999           1998           1999           1998          1999          1998
                                    ----------    -----------     ----------      --------       -------       -------
Shares sold                         11,631,374     11,088,063          3,612       149,483       502,690       160,988
Shares issued to shareholders on
  reinvestment of dividends and
  distributions                        541,044      6,263,859         44,184       388,183           107           964
Shares redeemed                    (53,620,959)   (17,485,779)    (3,988,292)     (427,153)       (1,237)         (396)
                                   -----------    -----------     ----------      --------       -------       -------
Net increase (decrease) in
  shares outstanding               (41,448,541)      (133,857)    (3,940,496)      110,513       501,560       161,556
                                   ===========    ===========     ==========      ========       =======       =======

Warburg Pincus Institutional Fund, Inc.
Notes to Financial Statements (cont'd)
October 31, 1999
-------------------------------------------------------------------------------

8. Liabilities

   At October 31, 1999, the Portfolios had the following affiliated and investment related liabilities:

                                         International  Emerging   Japan
                                            Equity      Markets    Growth
                                          ------------  --------  ---------
Payable for securities purchased           $        0   $54,855     $     0
Administration services fee payable            49,058       101       1,512
Investment advisory fee payable               387,363     3,280      16,617
Payable for fund shares redeemed            3,925,314         0           0
                                           ----------   -------     -------
                                           $4,361,735   $58,236     $18,129
                                           ==========   =======     =======

9. Net Assets

   At October 31, 1999, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, equity swap transactions and foreign taxes on capital gains. International Equity, Emerging Markets and Japan Growth reclassified $(1,440,719), $(109,067) and $47,513, respectively, from accumulated net realized gain/(loss) from security transactions and foreign currency related items to undistributed net investment income. In addition, International Equity, Emerging Markets and Japan Growth reclassified $1,846, $(52,198) and $(28,332), respectively, from accumulated net investment income/(loss) to capital contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by these reclassifications.

   Net assets at October 31, 1999, consisted of the following:

                                                International      Emerging            Japan
                                                   Equity           Markets            Growth
                                                -------------     ------------       ------------
Capital contributed, net                        $398,853,731      $ 19,394,598       $ 10,499,318
Undistributed net investment income               11,949,013                 0             14,965
Accumulated net realized gain (loss)
  from security transactions and
  foreign currency related items                   4,000,765       (18,350,435)           611,715
Net unrealized appreciation (depreciation)
  from investments and
  foreign currency related items                 137,026,721           190,411          7,271,569
                                                ------------      ------------       ------------
Net assets                                      $551,830,230      $  1,234,574       $ 18,397,567
                                                ============      ============       =============

10. Capital Loss Carryover

   At October 31, 1999, Emerging Markets had capital loss carryovers of $15,647,325 and $2,681,265 expiring in 2006 and 2007, respectively. During the fiscal year ended October 31, 1999, International Equity and Japan Growth utilized $115,152,416 and $141,441, respectively, of capital losses.

Warburg Pincus Institutional Fund, Inc.
Report of Independent Accountants
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Warburg, Pincus Institutional Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments of Warburg, Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio, and the statements of net assets of Warburg, Pincus Institutional Fund, Inc. -- International Equity Portfolio, and Japan Growth Portfolio (all portfolios collectively referred to as the "Fund") at October 31, 1999, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each portfolio of the Fund at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 10, 1999

                                 ANNUAL REPORT

                                October 31, 1999

                       WARBURG PINCUS INSTITUTIONAL FUND

                         INTERNATIONAL EQUITY PORTFOLIO
                           EMERGING MARKETS PORTFOLIO
                             JAPAN GROWTH PORTFOLIO

                          Shareholder Meeting Results

A special meeting of shareholders of the Fund was held on May 21, 1999. At the special meeting, the following persons were elected as directors of the Fund, constituting the entire Board of Directors: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William W. Priest, Steven N. Rappaport, Arnold M. Reichman and Alexander B. Trowbridge.

In addition, shareholders of the Fund voted on the following matters:

Proposal 1:     Ratification of the selection of
                PricewaterhouseCoopers
                LLP as the independent accountants for the Fund
                for the fiscal year ending October 31, 1999.

Shareholders of each Portfolio also voted on the following matter:

Proposal 2:     Approval of a new investment advisory agreement
                between the Fund and Credit Suisse Asset
                Management, LLC.

The voting results for the Fund and each Portfolio were as follows:

Election of Directors:

 |                                               FOR         |      WITHHELD       |
 |Richard H. Francis                       54,604,239.4770   |     26,524.0000     |
 |Jack W. Fritz                            54,604,239.4770   |     26,524.0000     |
 |Jeffrey E. Garten                        54,603,375.3200   |     27,388.1570     |
 |James S. Pasman, Jr.                     54,597,580.6490   |     33,182.8280     |
 |William W. Priest                        54,597,580.6490   |     33,182.8280     |
 |Steven N. Rappaport                      54,597,580.6490   |     33,182.8280     |
 |Arnold M. Reichman                       54,604,239.4770   |     26,524.0000     |
 |Alexander B. Trowbridge                  54,604,239.4770   |     26,524.0000     |

Proposal 1:

 |                                                          TOTAL NUMBER        |
 |                                                            OF VOTES          |
 |Approve                                                  54,571,357.8628      |
 |Disapprove                                                   17,644.5940      |
 |Abstain                                                      41,761.0000      |

Proposal 2:

                        |    INTERNATIONAL   |                    |                        |
                        |       EQUITY       |  EMERGING MARKETS  |    JAPAN GROWTH        |
                            ---------------     ----------------       ------------
                        |    TOTAL NUMBER    |    TOTAL NUMBER    |    TOTAL NUMBER        |
                        |      OF VOTES      |      OF VOTES      |      OF VOTES          |
  Approve               |   39,088,531.8210  |    589,152.7210    |    149,869.1080        |
  Disapprove            |        6,658.8280  |               0    |               0        |
  Abstain               |                 0  |               0    |               0        |

Warburg Pincus Institutional Fund, Inc.
Shareholder Tax Information (Unaudited)
-------------------------------------------------------------------------------


   Each Portfolio is required by Subchapter M of the Code to advise its shareholders within 60 days of each Portfolio's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1999, the following dividends and distributions per share were paid by each of the Portfolios:

                                           Ordinary     Long-term    Foreign Source   Foreign taxes
                                            income    capital gains      Income      paid or withheld
Fund                                      per share     per share       per share       per share
----                                      ---------     ---------    --------------  ----------------
     Payment date                          12/04/98     12/04/98
                                           --------     --------
International Equity Portfolio              $0.1372     $0.0000          $0.1444         $0.0380
Emerging Markets Portfolio                   0.0612      0.0000           0.0794          0.0257
Japan Growth Portfolio                       0.0925      0.0000           0.0229          0.0071

   The above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 1999. Because the fiscal year of the Portfolios is not a calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

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

                             [WARBURG PINCUS LOGO]


                      P.O. BOX 9030, BOSTON, MA 02205-9030
                        800-222-8977 o www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPINI-2-1099